
                                                         Chase Home Finance                                               10/10/2003
                                                          Marketing Report
------------------------------------------------------------------------------------------------------------------------------------
Deal Owner       Deal Number Description                 Count       Original Balance      Current Balance       Avg. Orig. Balance
----------       -----------------------                 -----       ----------------      ---------------       ------------------
Steve Simpers    4649 Jum15_ClsdUnall_NOV                706         368,371,369.00        367,810,806.62                521,772.48
------------------------------------------------------------------------------------------------------------------------------------

         Gross WAC         Gross Adjustments         Sched. WAM        Actual WAM        WAL TV          WALA
         ---------         -----------------         ----------        ----------        ------          ----
             5.260                      .000            180.164           179.844        54.386          .091

------------------------------------------------------------------------------------------------------------------------------------
               STATE DISTRIBUTION                                                  LOAN AMORTIZATION DISTRIBUTION
               ------------------                                                  ------------------------------
State             Count           Balance      Percent      Actual Months to Maturity          Count           Balance     Percent
-----             -----           -------      -------      -------------------------          -----           -------     -------
CA                  166     91,729,115.14        24.94         1-24 Months (1 Mo-2 Years)          0               .00         .00
CT                   27     15,340,881.83         4.17        25-48 Months (2-4 Years)             0               .00         .00
FL                   57     27,116,640.78         7.37        49-72 Months (4-6 Years)             0               .00         .00
IL                    6      5,264,976.16         1.43        73-96 Months (6-8 Years)             0               .00         .00
NJ                   42     19,756,941.25         5.37       97-120 Months (8-10 Years)            0               .00         .00
NY                  172     83,986,355.53        22.83      121-144 Months (10-12 Years)           0               .00         .00
TX                   35     19,832,839.34         5.39      145-168 Months (12-14 Years)           2        708,739.22         .19
Other               201    104,783,056.59        28.49      169-192 Months (14-16 Years)         702    366,338,067.40       99.60
------------------------------------------------------      193-216 Months (16-18 Years)           0               .00         .00
TOTAL:              706    367,810,806.62       100.00      217-240 Months (18-20 Years)           0               .00         .00
------------------------------------------------------      241-264 Months (20-22 Years)           1        362,000.00         .10
                  LTV DISTRIBUTION                          265-288 Months (22-24 Years)           0               .00         .00
                  ----------------                          289-312 Months (24-26 Years)           0               .00         .00
LTV                Count        Balance         Percent     313-336 Months (26-28 Years)           0               .00         .00
---                -----        -------         -------     337+ Months (28+ Years)                1        402,000.00         .11
0-50.00             265    145,486,928.33        39.55      ----------------------------------------------------------------------
50.01-60.00         146     73,638,152.62        20.02      TOTAL:                               706    367,810,806.62      100.00
60.01-70.00         130     68,861,757.46        18.72      ----------------------------------------------------------------------
70.01-75.00          64     32,231,599.21         8.76                              LOAN 1st PAYMENT DISTRIBUTION
75.01-80.00          98     46,438,017.24        12.63                              -----------------------------
80.01-85.00           2        831,651.76          .23      First Payment Date                 Count           Balance     Percent
85.01-90.00           0               .00          .00      ------------------                 -----           -------     -------
90.01-95.00           1        322,700.00          .09         0 Months Old                      542    296,925,914.33       80.73
95.01-100.00          0               .00          .00         1 Month Old                       126     56,673,074.00       15.41
100.01+               0               .00          .00         2 Months Old                       25     11,281,348.85        3.07
------------------------------------------------------         3 Months Old                        8      2,184,039.56         .59
TOTAL:              706    367,810,806.62       100.00         4 Months Old                        0               .00         .00
------------------------------------------------------         5 Months Old                        0               .00         .00
                 FICO CREDIT SCORES                            6 Months Old                        5        746,429.88         .20
                 ------------------                            7 Months Old                        0               .00         .00
FICO Score        Count           Balance      Percent         8 Months Old                        0               .00         .00
----------        -----           -------      -------         9 Months Old                        0               .00         .00
0-1/Unknown          29     14,444,224.52         3.93        10 Months Old                        0               .00         .00
     2 - 500          4      2,102,600.33          .57        11 Months Old                        0               .00         .00
500.01 - 600          1        472,000.00          .13        12 Months Old                        0               .00         .00
600.01 - 620          2        939,223.18          .26       1-2 Years (13-24 Months Old)          0               .00         .00
620.01 - 640         13      5,532,840.59         1.50       2-3 Years (25-36 Months Old)          0               .00         .00
640.01 - 660         25     14,113,572.25         3.84       3-4 Years (37-48 Months Old)          0               .00         .00
660.01 - 680         55     25,766,332.19         7.01       4-6 Years (49-72 Months Old)          0               .00         .00
680.01 - 700         68     32,321,194.65         8.79       6-8 Years (73-96 Months Old)          0               .00         .00
700.01 - 720         97     53,934,997.05        14.66       8-10 Years (97-120 Months Old)        0               .00         .00
720.01 - 740         73     39,396,218.15        10.71       10+ Years (121+ Months Old)           0               .00         .00
740.01 - 760        101     52,756,436.30        14.34      ----------------------------------------------------------------------
760.01 - 780        151     80,834,691.33        21.98      TOTAL:                               706    367,810,806.62      100.00
780.01 - 800         75     40,243,406.74        10.94      ----------------------------------------------------------------------
800.01 - 820         12      4,953,069.34         1.35
820+                  0               .00          .00
------------------------------------------------------
TOTAL:              706    367,810,806.62       100.00
------------------------------------------------------
Max Score:          817          Min Score:          2
Wtd Avg. Score (FICO>1): 730                                                                                           Page 1 of 5

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.


                                                         Chase Home Finance                                               10/10/2003
                                                          Marketing Report
------------------------------------------------------------------------------------------------------------------------------------
Deal Owner       Deal Number Description                 Count       Original Balance      Current Balance       Avg. Orig. Balance
----------       -----------------------                 -----       ----------------      ---------------       ------------------
Steve Simpers    4649 Jum15_ClsdUnall_NOV                706         368,371,369.00        367,810,806.62                521,772.48
------------------------------------------------------------------------------------------------------------------------------------


           UNINSURED LOANS (NO MI) BY LTV                                            ORIGINAL BALANCE DISTRIBUTION
           --------------------------------                                          -----------------------------
 LTV                 Count             Balance      Percent                               Count             Balance        Percent
 ---                 -----             -------      -------                               -----             -------        -------
 <80.01                703      366,656,454.86        99.69    0-50,000.00                    2           86,250.00            .02
  80.01 - 85.00          1          446,000.00          .12    50,000.01-100,000.00          13        1,080,156.89            .29
  85.01 - 90.00          0                 .00          .00    100,000.01-150,000.00         24        3,134,587.44            .85
  90.01 - 95.00          0                 .00          .00    150,000.01-200.000.00         17        3,032,684.19            .82
  95.01 - 100.00         0                 .00          .00    200,000.01-225,000.00          5        1,060,610.67            .29
  100.01 +               0                 .00          .00    225,000.01-322,700.00         17        4,779,344.08           1.30
 ----------------------------------------------------------    322,700.01-350,000.00         32       10,977,344.42           2.98
 AGG UNINSURED         704      367,102,454.86        99.81    350,000.01-400,000.00        131       49,271,311.78          13.40
 AGG INSURED             2          708,351.76          .19    400,000.01-500,000.00        158       71,930,365.62          19.56
 ----------------------------------------------------------    500,000.01-650,000.00        167       96,609,888.11          26.27
 TOTAL:                706      367,810,806.62       100.00    650,000.01-1,000,000.00      128      108,863,022.51          29.60
 ----------------------------------------------------------    1,000,000.01+                 12       16,985,240.91           4.62
                                                               --------------------------------------------------------------------
                                                               TOTAL:                       706      367,810,806.62         100.00
                                                               --------------------------------------------------------------------

                                                        NOTE RATE DISTRIBUTION
                                                        -----------------------
Note       Gross                                                        Note      Gross
----       -----                                                        ----      -----
Rate       Adjmts     Count          Balance     Percent                Rate      Adjmts     Count           Balance      Percent
----       ------     -----          -------     -------                ----      ------     -----           -------      -------
<4.500      .0000         4     1,669,662.88         .45               8.250      .0000          0               .00          .00
 4.625      .0000         3     1,577,582.18         .43               8.375      .0000          0               .00          .00
 4.750      .0000        12     4,285,007.90        1.17               8.500      .0000          0               .00          .00
 4.875      .0000        42    22,416,029.25        6.09               8.625      .0000          0               .00          .00
 5.000      .0000       174    95,367,997.71       25.93               8.750      .0000          0               .00          .00
 5.125      .0000        96    51,923,922.01       14.12               8.875      .0000          0               .00          .00
 5.250      .0000       123    67,118,650.99       18.25               9.000      .0000          0               .00          .00
 5.375      .0000        57    27,006,444.81        7.34               9.125      .0000          0               .00          .00
 5.500      .0000        57    24,578,077.48        6.68               9.250      .0000          0               .00          .00
 5.625      .0000        44    23,651,302.23        6.43               9.375      .0000          0               .00          .00
 5.750      .0000        41    22,203,062.58        6.04               9.500      .0000          0               .00          .00
 5.875      .0000        39    20,876,504.92        5.68               9.625      .0000          0               .00          .00
 6.000      .0000         6     2,665,000.00         .72               9.750      .0000          0               .00          .00
 6.125      .0000         4     1,904,000.00         .52               9.875      .0000          0               .00          .00
 6.250      .0000         1       146,000.00         .04              10.000      .0000          0               .00          .00
 6.375      .0000         2       122,550.00         .03              10.125      .0000          0               .00          .00
 6.500      .0000         1       299,011.68         .08              10.250      .0000          0               .00          .00
 6.625      .0000         0              .00         .00              10.375      .0000          0               .00          .00
 6.750      .0000         0              .00         .00              10.500      .0000          0               .00          .00
 6.875      .0000         0              .00         .00              10.625      .0000          0               .00          .00
 7.000      .0000         0              .00         .00              10.750      .0000          0               .00          .00
 7.125      .0000         0              .00         .00              10.875      .0000          0               .00          .00
 7.250      .0000         0              .00         .00              11.000      .0000          0               .00          .00
 7.375      .0000         0              .00         .00              11.125      .0000          0               .00          .00
 7.500      .0000         0              .00         .00              11.250      .0000          0               .00          .00
 7.625      .0000         0              .00         .00              11.375      .0000          0               .00          .00
 7.750      .0000         0              .00         .00              11.500      .0000          0               .00          .00
 7.875      .0000         0              .00         .00              11.625      .0000          0               .00          .00
 8.000      .0000         0              .00         .00              11.750      .0000          0               .00          .00
 8.125      .0000         0              .00         .00             >11.750      .0000          0               .00          .00
                                                                  Other: WAC      .0700          0               .00          .00
                                                                   ----------------------------------------------------------------
                                                                      TOTAL:      .0000        706    367,810,806.62       100.00
                                                                   ----------------------------------------------------------------
                                                                                                                        Page 2 of 5

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.


                                                         Chase Home Finance                                               10/10/2003
                                                          Marketing Report
------------------------------------------------------------------------------------------------------------------------------------
Deal Owner       Deal Number Description                 Count       Original Balance      Current Balance       Avg. Orig. Balance
----------       -----------------------                 -----       ----------------      ---------------       ------------------
Steve Simpers    4649 Jum15_ClsdUnall_NOV                706         368,371,369.00        367,810,806.62                521,772.48
------------------------------------------------------------------------------------------------------------------------------------

                                               INTL/DOMESTIC BORROWERS DISTRIBUTION
                                               ------------------------------------
                                   Intl/Domestic       Count            Balance       Percent
                                   -------------       -----            -------       -------
                                   International           0                .00           .00
                                   Domestic              706     367,810,806.62        100.00
                                   ----------------------------------------------------------
                                   TOTAL:                706     367,810,806.62        100.00
                                   ----------------------------------------------------------


                                                                                                   PURPOSE DISTRIBUTION
                         FULL STATE DISTRIBUTION                                                   --------------------
                         -----------------------                                Purpose           Count           Balance   Percent
------------------------------------------------------------------------------  -------           -----           -------   -------
State                                 State                                     OTHER                 0               .00       .00
Code  Count         Balance  Percent   Code    Count          Balance  Percent  CASH OUT REFINANCE  195     96,372,798.12     26.20
------------------------------------------------------------------------------  PURCHASE             86     50,006,602.26     13.60
AK        0             .00      .00     MT        0              .00      .00  RATE/TERM REFINANCE 425    221,431,406.24     60.20
AL        2    1,485,718.10      .00     NC        6     2,723,957.27      .00  ---------------------------------------------------
AR        3    1,342,250.00      .00     ND        0              .00      .00  TOTAL:              706    367,810,806.62    100.00
AZ        4    2,005,524.46      .00     NE        0              .00      .00  ---------------------------------------------------
CA      166   91,729,115.14      .00     NH        0              .00      .00
CO        9    4,933,126.00      .00     NJ       42    19,756,941.25      .00                    OCCUPANCY DISTRIBUTION
CT       27   15,340,881.83      .00     NM        2       706,582.00      .00                    ----------------------
DC        2      818,000.00      .00     NV        0              .00      .00  Occupancy         Count           Balance   Percent
DE        2    1,314,000.00      .00     NY      172    83,986,355.53      .00  ---------         -----           -------   -------
FL       57   27,116,640.78      .00     OH        1       358,708.49      .00  Investor              0               .00       .00
GA       15    7,545,904.98      .00     OK        1     1,000,000.00      .00  None                  0               .00       .00
HI        2    1,122,028.08      .00     OR        2       592,858.66      .00  Other                 0               .00       .00
IA        1      366,623.21      .00     PA       30    14,380,205.50      .00  Primary             656    343,045,522.78     93.27
ID        0             .00      .00     PR        0              .00      .00  Vacation             50     24,765,283.84      6.73
IL        6    5,264,976.16      .00     RI        1       447,200.00      .00  ---------------------------------------------------
IN        0             .00      .00     SC        4     1,059,688.96      .00  TOTAL:              706    367,810,806.62    100.00
KS        2      670,400.00      .00     SD        0              .00      .00  ---------------------------------------------------
KY        0             .00      .00     TN        1       682,000.00      .00                 PROPERTY TYPE DISTRIBUTION
LA        7    5,072,226.52      .00     TX       35    19,832,839.34      .00                 --------------------------
MA       26   14,625,804.41      .00     UT        3     1,797,000.00      .00  Property Type     Count           Balance   Percent
MD       22   11,315,686.26      .00     VA       17     8,201,043.03      .00  -------------     -----           -------   -------
ME        1      345,000.00      .00     VT        0              .00      .00  Conhotel              0               .00       .00
MI        8    4,811,155.83      .00     WA       14     8,768,334.44      .00  Manufactured          0               .00       .00
MN        1      572,000.00      .00     WI        1       650,000.00      .00  Other                 0               .00       .00
MO        7    3,550,934.21      .00     WV        0              .00      .00  Multi Family          8      3,102,325.95       .84
MS        2      820,593.28      .00     WY        2       698,502.90      .00  Planned Unit Dev    107     54,443,390.26     14.80
Unknown   0             .00      .00                                            COOP                 30     12,914,750.07      3.51
                                         -------------------------------------  Condo-High Rise       7      4,152,997.85      1.13
                                         TOTAL:  706   367,810,806.62      .00  Condo-Low Rise       44     21,009,409.24      5.71
                                         -------------------------------------  Single Family       510    272,187,933.25     74.00
                                                                                ---------------------------------------------------
                                                                                TOTAL:              706    367,810,806.62    100.00
                                                                                ---------------------------------------------------
                  DOC TYPE DISTRIBUTION
                  ---------------------
Doc Type                 Count           Balance      Percent
--------                 -----           -------      -------
Alt-Doc                      0               .00          .00
NINA (No Income/No Asset)    0               .00          .00
Other                        0               .00          .00
Unknown                      0               .00          .00
Full Doc                   618    340,757,923.87        92.64
NIV                         88     27,052,882.75         7.36
-------------------------------------------------------------
TOTAL:                     706    367,810,806.62       100.00
-------------------------------------------------------------
                                                                                                                        Page 3 of 5

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.


                                                         Chase Home Finance                                               10/10/2003
                                                          Marketing Report
------------------------------------------------------------------------------------------------------------------------------------
Deal Owner       Deal Number Description                 Count       Original Balance      Current Balance       Avg. Orig. Balance
----------       -----------------------                 -----       ----------------      ---------------       ------------------
Steve Simpers    4649 Jum15_ClsdUnall_NOV                706         368,371,369.00        367,810,806.62                521,772.48
------------------------------------------------------------------------------------------------------------------------------------


                                                      MARKET TYPE DISTRIBUTION
                                                      ------------------------
Market Type          Description                                      Count                 Balance          Percent
-----------          -----------                                      -----                 -------          -------
        623          15 YR PREFERRED JUMBO FULL DOC                     618          340,757,923.87            92.64
        625          15 YR INCOME EXPRESS                                88           27,052,882.75             7.36
                     Unknown                                              0                     .00              .00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                  706          367,810,806.62           100.00
--------------------------------------------------------------------------------------------------------------------









                                                                                                                        Page 4 of 5

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.


                                                        UBS Investment Bank
                                                            Fixed Bid
                                                           Stratification

                                                            NETRATE ge 5
====================================================================================================================================

---------------------------------------------------------------      ---------------------------------------------------------------
Pool Summary                  COUNT                UPB        %      Unpaid Balance                COUNT                UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
Conforming                       50      $8,466,304.00    4.45%      $0.01 - $50,000.00                2         $86,250.00    0.05%
Non-Conforming                  323     181,601,089.00    95.55      $50,000.01 - $100,000.00          9         756,048.00     0.40
---------------------------------------------------------------      $100,000.01 - $150,000.00        16       2,103,271.00     1.11
Total:                          373    $190,067,393.00  100.00%      $150,000.01 - $200,000.00         9       1,585,000.00     0.83
---------------------------------------------------------------      $200,000.01 - $250,000.00         5       1,140,000.00     0.60
Data as of Date: 2003-11-01                                          $250,000.01 - $300,000.00         4       1,139,875.00     0.60
AVG UPB: $509,564.06                                                 $300,000.01 - $350,000.00        23       7,788,090.00     4.10
GROSS WAC: 5.4953%                                                   $350,000.01 - $400,000.00        64      24,149,948.00    12.71
NET WAC: 5.245%                                                      $400,000.01 - $450,000.00        37      15,762,570.00     8.29
% SF/PUD: 86.16%                                                     $450,000.01 - $500,000.00        46      22,264,684.00    11.71
% FULL/ALT: 91.56%                                                   $500,000.01 - $550,000.00        33      17,436,100.00     9.17
% CASHOUT: 26.98%                                                    $550,000.01 - $600,000.00        20      11,546,300.00     6.07
% BUYDOWN: 0.00%                                                     $600,000.01 - $650,000.00        34      21,532,940.00    11.33
% LTV > 80 NO MI: 0.00%                                              $650,000.01 - $700,000.00        14       9,569,500.00     5.03
WA LTV: 56.02%                                                       $700,000.01 - $750,000.00        11       8,095,350.00     4.26
% FICO > 679: 86.10%                                                 $750,000.01 - $800,000.00        12       9,410,000.00     4.95
% NO FICO: 0.00%                                                     $800,000.01 - $850,000.00         5       4,165,000.00     2.19
WA FICO: 730                                                         $850,000.01 - $900,000.00         5       4,396,017.00     2.31
% FIRST LIEN: 100.00%                                                $900,000.01 - $950,000.00         2       1,867,000.00     0.98
% PREPAY PENALTY: 0.00%                                              $950,000.01 - $1,000,000.00      15      14,900,400.00     7.84
CALIFORNIA %: 24.99%                                                 $1,000,000.01 >=                  7      10,373,050.00     5.46
Latest Maturity Date: 20181101                                       ---------------------------------------------------------------
Loans with Prepay Penalties: 0.00%                                   Total:                          373    $190,067,393.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                     Minimum: $41,250.00
---------------------------------------------------------------      Maximum: $2,500,000.00
Product Type                  COUNT                UPB        %      Average: $509,564.06
---------------------------------------------------------------      ---------------------------------------------------------------
15 YR FXD                       373    $190,067,393.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
Total:                          373    $190,067,393.00  100.00%      Gross Rate                    COUNT                UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                     5.001% - 5.250%                 123     $67,240,798.00   35.38%
---------------------------------------------------------------      5.251% - 5.500%                 113      51,279,875.00    26.98
Original Balance              COUNT           UPB             %      5.501% - 5.750%                  84      45,524,220.00    23.95
---------------------------------------------------------------      5.751% - 6.000%                  45      23,549,950.00    12.39
$0.01 - $50,000.00                2         $86,250.00    0.05%      6.001% - 6.250%                   5       2,050,000.00     1.08
$50,000.01 - $100,000.00          9         756,048.00     0.40      6.251% - 6.500%                   3         422,550.00     0.22
$100,000.01 - $150,000.00        16       2,103,271.00     1.11      ---------------------------------------------------------------
$150,000.01 - $200,000.00         9       1,585,000.00     0.83      Total:                          373    $190,067,393.00  100.00%
$200,000.01 - $250,000.00         5       1,140,000.00     0.60      ---------------------------------------------------------------
$250,000.01 - $300,000.00         4       1,139,875.00     0.60      Minimum: 5.250%
$300,000.01 - $350,000.00        23       7,788,090.00     4.10      Maximum: 6.500%
$350,000.01 - $400,000.00        64      24,149,948.00    12.71      Weighted Average: 5.495%
$400,000.01 - $450,000.00        37      15,762,570.00     8.29      ---------------------------------------------------------------
$450,000.01 - $500,000.00        46      22,264,684.00    11.71
$500,000.01 - $550,000.00        33      17,436,100.00     9.17      ---------------------------------------------------------------
$550,000.01 - $600,000.00        20      11,546,300.00     6.07      Net Rate                      COUNT                UPB        %
$600,000.01 - $650,000.00        34      21,532,940.00    11.33      ---------------------------------------------------------------
$650,000.01 - $700,000.00        14       9,569,500.00     5.03      4.751% - 5.000%                 123     $67,240,798.00   35.38%
$700,000.01 - $750,000.00        11       8,095,350.00     4.26      5.001% - 5.250%                 113      51,279,875.00    26.98
$750,000.01 - $800,000.00        12       9,410,000.00     4.95      5.251% - 5.500%                  84      45,524,220.00    23.95
$800,000.01 - $850,000.00         5       4,165,000.00     2.19      5.501% - 5.750%                  45      23,549,950.00    12.39
$850,000.01 - $900,000.00         5       4,396,017.00     2.31      5.751% - 6.000%                   5       2,050,000.00     1.08
$900,000.01 - $950,000.00         2       1,867,000.00     0.98      6.001% - 6.250%                   3         422,550.00     0.22
$950,000.01 - $1,000,000.00      15      14,900,400.00     7.84      ---------------------------------------------------------------
$1,000,000.01 >=                  7      10,373,050.00     5.46      Total:                          373    $190,067,393.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
Total:                          373    $190,067,393.00  100.00%      Minimum: 5.000%
---------------------------------------------------------------      Maximum: 6.250%
Minimum: $41,250.00                                                  Weighted Average: 5.245%
Maximum: $2,500,000.00                                               ---------------------------------------------------------------
Average: $509,564.06
---------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
====================================================================================================================================
                                                                                                                        Page 1 of 3

                                                         UBS Investment Bank
                                                            Fixed Bid
                                                           Stratification

                                                            NETRATE ge 5
====================================================================================================================================

---------------------------------------------------------------      ---------------------------------------------------------------
Original Term to Maturity     COUNT                UPB        %      Loan To Value Ratio           COUNT                UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
121 - 180                       373    $190,067,393.00  100.00%      10.001% - 15.000%                 2        $773,000.00    0.41%
---------------------------------------------------------------      15.001% - 20.000%                 8       3,468,000.00     1.82
Total:                          373    $190,067,393.00  100.00%      20.001% - 25.000%                13       6,918,800.00     3.64
---------------------------------------------------------------      25.001% - 30.000%                11       6,787,600.00     3.57
Minimum: 180                                                         30.001% - 35.000%                18       7,159,398.00     3.77
Maximum: 180                                                         35.001% - 40.000%                18       7,654,152.00     4.03
Weighted Average: 180                                                40.001% - 45.000%                24      13,373,132.00     7.04
---------------------------------------------------------------      45.001% - 50.000%                30      20,175,667.00    10.62
                                                                     50.001% - 55.000%                43      19,844,313.00    10.44
---------------------------------------------------------------      55.001% - 60.000%                41      20,961,950.00    11.03
Remaining Term to Stated      COUNT                UPB        %      60.001% - 65.000%                39      22,631,958.00    11.91
Maturity                                                             65.001% - 70.000%                36      17,333,000.00     9.12
---------------------------------------------------------------      70.001% - 75.000%                31      14,541,115.00     7.65
121 - 180                       373    $190,067,393.00  100.00%      75.001% - 80.000%                58      28,122,608.00    14.80
---------------------------------------------------------------      90.001% - 95.000%                 1         322,700.00     0.17
Total:                          373    $190,067,393.00  100.00%      ---------------------------------------------------------------
---------------------------------------------------------------      Total:                          373    $190,067,393.00  100.00%
Minimum: 173                                                         ---------------------------------------------------------------
Maximum: 180                                                         Minimum: 10.88%
Weighted Average: 179                                                Maximum: 94.10%
---------------------------------------------------------------      Weighted Average: 56.02%
                                                                     ---------------------------------------------------------------
---------------------------------------------------------------
Seasoning                     COUNT                UPB        %      ---------------------------------------------------------------
---------------------------------------------------------------      Combined Loan To Value Ratio  COUNT                UPB        %
<= 0                             37     $20,030,308.00   10.54%      ---------------------------------------------------------------
1 - 1                           269     142,808,075.00    75.14      10.001% - 15.000%                 2        $773,000.00    0.41%
2 - 2                            49      20,160,760.00    10.61      15.001% - 20.000%                 8       3,468,000.00     1.82
3 - 3                            10       5,243,250.00     2.76      20.001% - 25.000%                13       6,918,800.00     3.64
4 - 4                             5       1,353,500.00     0.71      25.001% - 30.000%                11       6,787,600.00     3.57
7 - 12                            3         471,500.00     0.25      30.001% - 35.000%                18       7,159,398.00     3.77
---------------------------------------------------------------      35.001% - 40.000%                18       7,654,152.00     4.03
Total:                          373    $190,067,393.00  100.00%      40.001% - 45.000%                24      13,373,132.00     7.04
---------------------------------------------------------------      45.001% - 50.000%                30      20,175,667.00    10.62
Minimum: 0                                                           50.001% - 55.000%                43      19,844,313.00    10.44
Maximum: 7                                                           55.001% - 60.000%                41      20,961,950.00    11.03
Weighted Average: 1                                                  60.001% - 65.000%                39      22,631,958.00    11.91
---------------------------------------------------------------      65.001% - 70.000%                36      17,333,000.00     9.12
                                                                     70.001% - 75.000%                31      14,541,115.00     7.65
---------------------------------------------------------------      75.001% - 80.000%                58      28,122,608.00    14.80
FICO Scores                   COUNT                UPB        %      90.001% - 95.000%                 1         322,700.00     0.17
---------------------------------------------------------------      ---------------------------------------------------------------
620 - 629                         1        $360,000.00    0.19%      Total:                          373    $190,067,393.00  100.00%
630 - 639                         5       2,167,300.00     1.14      ---------------------------------------------------------------
640 - 649                         2         860,000.00     0.45      Minimum: 10.88%
650 - 659                        11       6,327,200.00     3.33      Maximum: 94.10%
660 - 669                        12       7,146,900.00     3.76      Weighted Average: 56.02%
670 - 679                        22       9,548,900.00     5.02      ---------------------------------------------------------------
680 - 689                        14       6,347,200.00     3.34
690 - 699                        25      10,492,225.00     5.52      ---------------------------------------------------------------
700 - 709                        42      21,896,758.00    11.52      DTI                           COUNT                UPB        %
710 - 719                        30      17,520,940.00     9.22      ---------------------------------------------------------------
720 - 729                        22      13,310,017.00     7.00      <= 0.000%                       373    $190,067,393.00  100.00%
730 - 739                        16       8,368,600.00     4.40      ---------------------------------------------------------------
740 - 749                        19       8,915,950.00     4.69      Total:                          373    $190,067,393.00  100.00%
750 - 759                        26      14,921,110.00     7.85      ---------------------------------------------------------------
760 - 769                        41      20,607,550.00    10.84      Minimum: 0.000%
770 - 779                        28      13,282,110.00     6.99      Maximum: 0.000%
780 - 789                        34      18,138,912.00     9.54      Weighted Average: 0.000%
790 - 799                        15       6,899,650.00     3.63      ---------------------------------------------------------------
800 - 809                         6       2,445,000.00     1.29
810 - 819                         2         511,071.00     0.27
---------------------------------------------------------------
Total:                          373    $190,067,393.00  100.00%
---------------------------------------------------------------
Minimum: 624
Maximum: 814
Weighted Average: 730
---------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
====================================================================================================================================
                                                                                                                        Page 2 of 3

                                                        UBS Investment Bank
                                                            Fixed Bid
                                                           Stratification

                                                            NETRATE ge 5
====================================================================================================================================

---------------------------------------------------------------      ---------------------------------------------------------------
Geographic Concentration      COUNT                UPB        %      Document Type                 COUNT                UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
California                       87     $47,501,652.00   24.99%      Full                            314    $174,018,367.00   91.56%
New York                         86      39,381,998.00    20.72      No Income No Asset               59      16,049,026.00     8.44
Florida                          42      20,057,537.00    10.55      ---------------------------------------------------------------
Texas                            19      11,685,713.00     6.15      Total:                          373    $190,067,393.00  100.00%
New Jersey                       22      10,397,208.00     5.47      ---------------------------------------------------------------
Pennsylvania                     18       8,219,621.00     4.32
Washington                        9       6,227,840.00     3.28      ---------------------------------------------------------------
Maryland                         11       6,094,650.00     3.21      Property Type                 COUNT             UPB           %
Massachusetts                    11       6,085,832.00     3.20      ---------------------------------------------------------------
Connecticut                      12       6,006,200.00     3.16      Single Family                   259    $134,588,956.00   70.81%
Georgia                           8       4,540,300.00     2.39      Pud                              56      29,180,679.00    15.35
Virginia                          8       4,012,700.00     2.11      Condomimium                      28      13,501,750.00     7.10
Michigan                          6       3,541,600.00     1.86      Coop                             19       7,242,548.00     3.81
Missouri                          5       2,287,900.00     1.20      High Rise Condo (gt 8 floors)     6       3,619,500.00     1.90
Illinois                          2       1,278,000.00     0.67      Two Family                        5       1,933,960.00     1.02
Arizona                           2       1,160,250.00     0.61      ---------------------------------------------------------------
Hawaii                            2       1,123,460.00     0.59      Total:                          373    $190,067,393.00  100.00%
Louisiana                         2       1,075,000.00     0.57      ---------------------------------------------------------------
South Carolina                    3         985,000.00     0.52
Arkansas                          2         942,250.00     0.50      ---------------------------------------------------------------
Colorado                          2         856,700.00     0.45      Occupancy                     COUNT                UPB        %
North Carolina                    2         848,000.00     0.45      ---------------------------------------------------------------
Delaware                          1         789,000.00     0.42      Owner Occupied                  342    $173,661,279.00   91.37%
Utah                              1         715,000.00     0.38      Second Home                      31      16,406,114.00     8.63
Tennessee                         1         682,000.00     0.36      ---------------------------------------------------------------
Kansas                            2         670,400.00     0.35      Total:                          373    $190,067,393.00  100.00%
Alabama                           1         610,000.00     0.32      ---------------------------------------------------------------
Oregon                            1         505,000.00     0.27
District Of Columbia              1         443,000.00     0.23      ---------------------------------------------------------------
Ohio                              1         360,000.00     0.19      Prepayment Penalty (Months)   COUNT                UPB        %
Maine                             1         345,000.00     0.18      ---------------------------------------------------------------
New Mexico                        1         338,582.00     0.18      0.000                           373    $190,067,393.00  100.00%
Wyoming                           1         300,000.00     0.16      ---------------------------------------------------------------
---------------------------------------------------------------      Total:                          373    $190,067,393.00  100.00%
Total:                          373   $ 190,067,393.00  100.00%      ---------------------------------------------------------------
---------------------------------------------------------------      wa Term: 0.000
                                                                     ---------------------------------------------------------------
---------------------------------------------------------------
North-South CA                COUNT                UPB        %      ---------------------------------------------------------------
---------------------------------------------------------------      Balloon Flag                  COUNT                UPB        %
States Not CA                   286    $142,565,741.00   75.01%      ---------------------------------------------------------------
South CA                         57      30,756,952.00    16.18      Not a Balloon Loan              373    $190,067,393.00  100.00%
North CA                         30      16,744,700.00     8.81      ---------------------------------------------------------------
---------------------------------------------------------------      Total:                          373    $190,067,393.00  100.00%
Total:                          373    $190,067,393.00  100.00%      ---------------------------------------------------------------
---------------------------------------------------------------
                                                                     ---------------------------------------------------------------
---------------------------------------------------------------      Silent 2nd                    COUNT                UPB        %
Zip Code Concentration        COUNT                UPB        %      ---------------------------------------------------------------
---------------------------------------------------------------      N                               373    $190,067,393.00  100.00%
10021                             5      $2,808,000.00    1.48%      ---------------------------------------------------------------
76092                             1       2,500,000.00     1.32      Total:                          373    $190,067,393.00  100.00%
30305                             4       2,494,000.00     1.31      ---------------------------------------------------------------
94611                             2       2,109,000.00     1.11
11968                             2       2,084,600.00     1.10      ---------------------------------------------------------------
Other                           359     178,071,793.00    93.69      Lien Position                 COUNT                UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
Total:                          373    $190,067,393.00  100.00%      1                               373    $190,067,393.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                     Total:                          373    $190,067,393.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
Loan Purpose                  COUNT                UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
Rate & Term Refi                199    $100,140,328.00   52.69%      Mortgage Ins.                 COUNT                UPB        %
Cash Out Refi                   105      51,279,740.00    26.98      ---------------------------------------------------------------
Purchase                         69      38,647,325.00    20.33      GEMICO                            1        $322,700.00    0.17%
---------------------------------------------------------------      LTV <=80                        372     189,744,693.00    99.83
Total:                          373    $190,067,393.00  100.00%      ---------------------------------------------------------------
---------------------------------------------------------------      Total:                          373    $190,067,393.00  100.00%
                                                                     ---------------------------------------------------------------
                                                                     % LTV > 80 NO MI:   0.00%
                                                                     ---------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
====================================================================================================================================
                                                                                                                         Page 3 of 3

                                                        UBS Investment Bank
                                                            Fixed Bid
                                                           Stratification

                                                            NETRATE lt 5
====================================================================================================================================

---------------------------------------------------------------      ---------------------------------------------------------------
Pool Summary                    COUNT              UPB        %      Unpaid Balance                  COUNT              UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
Conforming                         29   $ 5,150,926.00     2.90%     $50,000.01  - $100,000.00           4      $330,100.00    0.19%
Non-Conforming                    302   172,389,050.00    97.10      $100,000.01 - $150,000.00           8     1,047,100.00     0.59
---------------------------------------------------------------      $150,000.01 - $200,000.00           8     1,462,500.00     0.82
Total:                            331 $ 177,539,976.00  100.00%      $200,000.01 - $250,000.00           4       907,000.00     0.51
---------------------------------------------------------------      $250,000.01 - $300,000.00           4     1,089,226.00     0.61
Data as of Date: 2003-11-01                                          $300,000.01 - $350,000.00          14     4,790,300.00     2.70
AVG UPB: $536,374.55                                                 $350,000.01 - $400,000.00          66    24,874,020.00    14.01
GROSS WAC: 5.0067%                                                   $400,000.01 - $450,000.00          38    16,393,150.00     9.23
NET WAC: 4.757%                                                      $450,000.01 - $500,000.00          36    17,159,491.00     9.67
% SF/PUD: 91.57%                                                     $500,000.01 - $550,000.00          30    15,636,880.00     8.81
% FULL/ALT: 93.75%                                                   $550,000.01 - $600,000.00          25    14,627,950.00     8.24
% CASHOUT: 25.23%                                                    $600,000.01 - $650,000.00          25    15,982,126.00     9.00
% BUYDOWN: 0.00%                                                     $650,000.01 - $700,000.00           5     3,450,900.00     1.94
% LTV > 80 NO MI: 0.00%                                              $700,000.01 - $750,000.00           7     5,162,350.00     2.91
WA LTV: 53.59%                                                       $750,000.01 - $800,000.00           9     7,052,900.00     3.97
% FICO > 679: 88.95%                                                 $800,000.01 - $850,000.00           3     2,506,190.00     1.41
% NO FICO: 0.00%                                                     $850,000.01 - $900,000.00           7     6,212,250.00     3.50
WA FICO: 735                                                         $900,000.01 - $950,000.00           9     8,355,250.00     4.71
% FIRST LIEN: 100.00%                                                $950,000.01 - $1,000,000.00        24    23,806,793.00    13.41
% PREPAY PENALTY: 0.00%                                              $1,000,000.01 >=                    5     6,693,500.00     3.77
CALIFORNIA %: 25.00%                                                 ---------------------------------------------------------------
Latest Maturity Date: 20181101                                       Total:                            331 $ 177,539,976.00  100.00%
Loans with Prepay Penalties: 0.00%                                   ---------------------------------------------------------------
---------------------------------------------------------------      Minimum: $71,850.00
                                                                     Maximum: $1,766,000.00
---------------------------------------------------------------      Average: $536,374.55
Product Type                    COUNT              UPB        %      ---------------------------------------------------------------
---------------------------------------------------------------
15 YRFXD                          331 $ 177,539,976.00  100.00%      ---------------------------------------------------------------
---------------------------------------------------------------      Gross Rate                      COUNT              UPB        %
Total:                            331 $ 177,539,976.00  100.00%      ---------------------------------------------------------------
---------------------------------------------------------------      4.251% - 4.500%                     4   $ 1,682,750.00    0.95%
                                                                     4.501% - 4.750%                    15     5,880,796.00     3.31
---------------------------------------------------------------      4.751% - 5.000%                   216   117,978,849.00    66.45
Original Balance                COUNT              UPB        %      5.001% - 5.250%                    96    51,997,581.00    29.29
---------------------------------------------------------------      ---------------------------------------------------------------
$50,000.01  - $100,000.00           4      $330,100.00    0.19%      Total:                            331 $ 177,539,976.00  100.00%
$100,000.01 - $150,000.00           8     1,047,100.00     0.59      ---------------------------------------------------------------
$150,000.01 - $200,000.00           8     1,462,500.00     0.82      Minimum: 4.500%
$200,000.01 - $250,000.00           4       907,000.00     0.51      Maximum: 5.125%
$250,000.01 - $300,000.00           4     1,089,226.00     0.61      Weighted Average: 5.007%
$300,000.01 - $350,000.00          14     4,790,300.00     2.70      ---------------------------------------------------------------
$350,000.01 - $400,000.00          66    24,874,020.00    14.01
$400,000.01 - $450,000.00          38    16,393,150.00     9.23      ---------------------------------------------------------------
$450,000.01 - $500,000.00          36    17,159,491.00     9.67      Net Rate                        COUNT              UPB        %
$500,000.01 - $550,000.00          30    15,636,880.00     8.81      ---------------------------------------------------------------
$550,000.01 - $600,000.00          25    14,627,950.00     8.24      4.001% - 4.250%                     4   $ 1,682,750.00    0.95%
$600,000.01 - $650,000.00          25    15,982,126.00     9.00      4.251% - 4.500%                    15     5,880,796.00     3.31
$650,000.01 - $700,000.00           5     3,450,900.00     1.94      4.501% - 4.750%                   216   117,978,849.00    66.45
$700,000.01 - $750,000.00           7     5,162,350.00     2.91      4.751% - 5.000%                    96    51,997,581.00    29.29
$750,000.01 - $800,000.00           9     7,052,900.00     3.97      ---------------------------------------------------------------
$800,000.01 - $850,000.00           3     2,506,190.00     1.41      Total:                            331 $ 177,539,976.00  100.00%
$850,000.01 - $900,000.00           7     6,212,250.00     3.50      ---------------------------------------------------------------
$900,000.01 - $950,000.00           9     8,355,250.00     4.71      Minimum: 4.250%
$950,000.01 - $1,000,000.00        24    23,806,793.00    13.41      Maximum: 4.875%
$1,000,000.01 >=                    5     6,693,500.00     3.77      Weighted Average: 4.757%
---------------------------------------------------------------      ---------------------------------------------------------------
Total:                            331 $ 177,539,976.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
Minimum: $71,850.00                                                  Original Term to Maturity       COUNT              UPB        %
Maximum: $1,766,000.00                                               ---------------------------------------------------------------
Average: $536,374.55                                                 121 - 180                         331 $ 177,539,976.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                     Total:                            331 $ 177,539,976.00  100.00%
                                                                     ---------------------------------------------------------------
                                                                     Minimum: 180
                                                                     Maximum: 180
                                                                     Weighted Average: 180
                                                                     ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
====================================================================================================================================
                                                                                                                         Page 1 of 3

                                                        UBS Investment Bank
                                                             Fixed Bid
                                                           Stratification

                                                            NETRATE lt 5
====================================================================================================================================

---------------------------------------------------------------      ---------------------------------------------------------------
Remaining Term to Stated Maturity COUNT            UPB        %      Loan To Value Ratio             COUNT              UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
121 - 180                         331 $ 177,539,976.00  100.00%      10.001% - 15.000%                   1    $  535,000.00    0.30%
---------------------------------------------------------------      15.001% - 20.000%                  10     5,451,000.00     3.07
Total:                            331 $ 177,539,976.00  100.00%      20.001% - 25.000%                   8     5,103,900.00     2.87
---------------------------------------------------------------      25.001% - 30.000%                  18    10,614,400.00     5.98
Minimum: 173                                                         30.001% - 35.000%                  15     7,989,350.00     4.50
Maximum: 180                                                         35.001% - 40.000%                  16     9,264,613.00     5.22
Weighted Average: 179                                                40.001% - 45.000%                  36    21,014,940.00    11.84
---------------------------------------------------------------      45.001% - 50.000%                  33    17,491,350.00     9.85
                                                                     50.001% - 55.000%                  30    16,378,026.00     9.22
---------------------------------------------------------------      55.001% - 60.000%                  32    16,518,941.00     9.30
Seasoning                       COUNT              UPB        %      60.001% - 65.000%                  27    13,356,450.00     7.52
---------------------------------------------------------------      65.001% - 70.000%                  28    15,639,350.00     8.81
<= 0                               25  $ 13,689,000.00    7.71%      70.001% - 75.000%                  32    17,380,676.00     9.79
1 - 1                             209   119,846,100.00    67.50      75.001% - 80.000%                  41    18,793,880.00    10.59
2 - 2                              77    36,704,326.00    20.67      80.001% - 85.000%                   2       833,100.00     0.47
3 - 3                              15     6,152,550.00     3.47      85.001% - 90.000%                   1       175,000.00     0.10
4 - 4                               3       855,000.00     0.48      95.001% - 100.000%                  1     1,000,000.00     0.56
7 - 12                              2       293,000.00     0.17      ---------------------------------------------------------------
---------------------------------------------------------------      Total:                            331 $ 177,539,976.00  100.00%
Total:                            331 $ 177,539,976.00  100.00%      ---------------------------------------------------------------
---------------------------------------------------------------      Minimum: 13.38%
Minimum:    0                                                        Maximum: 100.00%
Maximum:    7                                                        Weighted Average: 53.59%
Weighted Average: 1                                                  ---------------------------------------------------------------
---------------------------------------------------------------
                                                                     ---------------------------------------------------------------
---------------------------------------------------------------      Combined Loan To Value Ratio    COUNT              UPB        %
FICO Scores                     COUNT              UPB        %      ---------------------------------------------------------------
---------------------------------------------------------------      10.001% - 15.000%                   1    $  535,000.00    0.30%
610 - 619                           1     $ 471,000.00    0.27%      15.001% - 20.000%                  10     5,451,000.00     3.07
620 - 629                           2       630,000.00     0.35      20.001% - 25.000%                   8     5,103,900.00     2.87
630 - 639                           6     2,854,033.00     1.61      25.001% - 30.000%                  18    10,614,400.00     5.98
640 - 649                           6     3,774,000.00     2.13      30.001% - 35.000%                  15     7,989,350.00     4.50
650 - 659                           4     2,281,470.00     1.29      35.001% - 40.000%                  16     9,264,613.00     5.22
660 - 669                           8     3,832,550.00     2.16      40.001% - 45.000%                  36    21,014,940.00    11.84
670 - 679                          14     5,783,500.00     3.26      45.001% - 50.000%                  33    17,491,350.00     9.85
680 - 689                          16     7,900,250.00     4.45      50.001% - 55.000%                  30    16,378,026.00     9.22
690 - 699                          10     6,466,000.00     3.64      55.001% - 60.000%                  32    16,518,941.00     9.30
700 - 709                          37    18,836,880.00    10.61      60.001% - 65.000%                  27    13,356,450.00     7.52
710 - 719                          21    11,508,000.00     6.48      65.001% - 70.000%                  28    15,639,350.00     8.81
720 - 729                          15     6,837,350.00     3.85      70.001% - 75.000%                  32    17,380,676.00     9.79
730 - 739                          17    10,184,700.00     5.74      75.001% - 80.000%                  41    18,793,880.00    10.59
740 - 749                          23    12,173,876.00     6.86      80.001% - 85.000%                   2       833,100.00     0.47
750 - 759                          31    15,914,891.00     8.96      85.001% - 90.000%                   1       175,000.00     0.10
760 - 769                          47    25,734,076.00    14.49      95.001% - 100.000%                  1     1,000,000.00     0.56
770 - 779                          34    20,390,600.00    11.49      ---------------------------------------------------------------
780 - 789                          16     9,845,100.00     5.55      Total:                            331 $ 177,539,976.00  100.00%
790 - 799                          18     9,137,450.00     5.15      ---------------------------------------------------------------
800 - 809                           4     2,294,250.00     1.29      Minimum: 13.38%
810 - 819                           1       690,000.00     0.39      Maximum: 100.00%
---------------------------------------------------------------      Weighted Average: 53.59%
Total:                            331 $ 177,539,976.00  100.00%      ---------------------------------------------------------------
---------------------------------------------------------------
Minimum: 619                                                         ---------------------------------------------------------------
Maximum: 817                                                         DTI                             COUNT              UPB        %
Weighted Average: 735                                                ---------------------------------------------------------------
---------------------------------------------------------------      <= 0.000%                         331 $ 177,539,976.00  100.00%
                                                                     ---------------------------------------------------------------
                                                                     Total:                            331 $ 177,539,976.00  100.00%
                                                                     ---------------------------------------------------------------
                                                                     Minimum: 0.000%
                                                                     Maximum: 0.000%
                                                                     Weighted Average: 0.000%
                                                                     ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
====================================================================================================================================
                                                                                                                         Page 2 of 3

                                                         UBS Investment Bank
                                                              Fixed Bid
                                                           Stratification

                                                            NETRATE lt 5
====================================================================================================================================

---------------------------------------------------------------      ---------------------------------------------------------------
Geographic Concentration        COUNT              UPB        %      Document Type                   COUNT              UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
New York                           86  $ 44,751,250.00   25.21%      Full                              302 $ 166,440,693.00   93.75%
California                         79    44,392,830.00    25.00      No Income No Asset                 29    11,099,283.00     6.25
Connecticut                        15     9,354,850.00     5.27      ---------------------------------------------------------------
New Jersey                         19     9,058,800.00     5.10      Total:                            331 $ 177,539,976.00  100.00%
Massachusetts                      15     8,567,500.00     4.83      ---------------------------------------------------------------
Texas                              16     8,165,233.00     4.60
Florida                            14     6,689,417.00     3.77      ---------------------------------------------------------------
Pennsylvania                       12     6,179,120.00     3.48      Property Type                   COUNT              UPB        %
Maryland                           11     5,229,000.00     2.95      ---------------------------------------------------------------
Virginia                            9     4,200,500.00     2.37      Single Family                     249 $ 137,226,800.00   77.29%
Colorado                            7     4,076,426.00     2.30      Pud                                51    25,340,776.00    14.27
Louisiana                           5     3,999,150.00     2.25      Condomimium                        16     7,540,000.00     4.25
Illinois                            4     3,987,000.00     2.25      Coop                               11     5,708,300.00     3.22
Georgia                             7     3,010,800.00     1.70      Two Family                          3     1,189,100.00     0.67
Washington                          5     2,548,000.00     1.44      High Rise Condo (gt 8 floors)       1       535,000.00     0.30
North Carolina                      4     1,880,100.00     1.06      ---------------------------------------------------------------
Michigan                            2     1,273,000.00     0.72      Total:                            331 $ 177,539,976.00  100.00%
Missouri                            2     1,272,800.00     0.72      ---------------------------------------------------------------
Utah                                2     1,082,000.00     0.61
Oklahoma                            1     1,000,000.00     0.56      ---------------------------------------------------------------
Alabama                             1       881,250.00     0.50      Occupancy                       COUNT              UPB        %
Arizona                             2       846,500.00     0.48      ---------------------------------------------------------------
Mississippi                         2       822,000.00     0.46      Owner Occupied                    312 $ 169,137,476.00   95.27%
Wisconsin                           1       650,000.00     0.37      Second Home                        19     8,402,500.00     4.73
Minnesota                           1       572,000.00     0.32      ---------------------------------------------------------------
Delaware                            1       525,000.00     0.30      Total:                            331 $ 177,539,976.00  100.00%
Rhode Island                        1       447,200.00     0.25      ---------------------------------------------------------------
Arkansas                            1       400,000.00     0.23
Wyoming                             1       400,000.00     0.23      ---------------------------------------------------------------
District Of Columbia                1       375,000.00     0.21      Prepayment Penalty (Months)     COUNT              UPB        %
Iowa                                1       368,000.00     0.21      ---------------------------------------------------------------
New Mexico                          1       368,000.00     0.21      0.000                             331 $ 177,539,976.00  100.00%
Oregon                              1        91,250.00     0.05      ---------------------------------------------------------------
South Carolina                      1        76,000.00     0.04      Total:                            331 $ 177,539,976.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
Total:                            331 $ 177,539,976.00  100.00%      wa Term: 0.000
---------------------------------------------------------------      ---------------------------------------------------------------

---------------------------------------------------------------      ---------------------------------------------------------------
North-South CA                  COUNT              UPB        %      Balloon Flag                    COUNT              UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
States Not CA                     252 $ 133,147,146.00   75.00%      Not a Balloon Loan                331 $ 177,539,976.00  100.00%
South CA                           47    27,707,350.00    15.61      ---------------------------------------------------------------
North CA                           32    16,685,480.00     9.40      Total:                            331 $ 177,539,976.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
Total:                            331 $ 177,539,976.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                     Silent 2nd                      COUNT              UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
Zip Code Concentration          COUNT              UPB        %      N                                 331 $ 177,539,976.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
10021                               6   $ 3,502,000.00    1.97%      Total:                            331 $ 177,539,976.00  100.00%
10028                               5     3,385,000.00     1.91      ---------------------------------------------------------------
10583                               4     3,005,000.00     1.69
94010                               5     2,715,000.00     1.53
19085                               3     2,320,250.00     1.31      ---------------------------------------------------------------
Other                             308   162,612,726.00    91.59      Lien Position                   COUNT              UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
Total:                            331 $ 177,539,976.00  100.00%      1                                 331 $ 177,539,976.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                     Total:                            331 $ 177,539,976.00  100.00%
---------------------------------------------------------------      ---------------------------------------------------------------
Loan Purpose                    COUNT              UPB        %
---------------------------------------------------------------      ---------------------------------------------------------------
Rate & Term Refi                  225 $ 121,351,409.00   68.35%      Mortgage Ins.                   COUNT              UPB        %
Cash Out Refi                      89    44,787,041.00    25.23      ---------------------------------------------------------------
Purchase                           17    11,401,526.00     6.42      Assumed PMI Coverage                3   $ 1,621,000.00    0.91%
---------------------------------------------------------------      PMI Mortgage Insurance              1       387,100.00     0.22
Total:                            331 $ 177,539,976.00  100.00%      LTV <=80                          327   175,531,876.00    98.87
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                     Total:                            331 $ 177,539,976.00  100.00%
                                                                     ---------------------------------------------------------------
                                                                     % LTV > 80 NO MI:   0.00%
                                                                     ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
====================================================================================================================================
                                                                                                                         Page 3 of 3


Chase 03-S12 group1 - 4.75% coup
--------------------------------------------------------------------      ----------------------------------------------------------
Loan Size                       %              WA Size          %AGE                              #LOANS            % OF GROUP
--------------------------------------------------------------------      ----------------------------------------------------------
50-100                        0.19                                            620-629                3                  0.42
--------------------------------------------------------------------      ----------------------------------------------------------
100-150                       0.59                                            630-639                4                  0.69
--------------------------------------------------------------------      ----------------------------------------------------------
150-200                       0.82                                            640-649                7                  1.19
--------------------------------------------------------------------      ----------------------------------------------------------
200-250                       0.51                                            650-659                6                   1.1
--------------------------------------------------------------------      ----------------------------------------------------------
250-300                       0.61                                            660-669               11                  2.02
--------------------------------------------------------------------      ----------------------------------------------------------
300-350                       2.70                                            670-679               21                  3.52
--------------------------------------------------------------------      ----------------------------------------------------------
350-400                      14.01               375            9.43          680-689               31                  5.07
--------------------------------------------------------------------      ----------------------------------------------------------
400-450                       9.23               425            9.23          690-699               28                  4.96
--------------------------------------------------------------------      ----------------------------------------------------------
450-500                       9.67               475            9.67
--------------------------------------------------------------------      ----------------------------------------------------------
500-550                       8.81               525            8.81
--------------------------------------------------------------------
550-600                       8.24               575            8.24
--------------------------------------------------------------------
600-650                       9.00               625            9.00
--------------------------------------------------------------------
650-700                       1.94               675            1.94
--------------------------------------------------------------------
700-750                       2.91               725            2.91
--------------------------------------------------------------------
750-800                       3.97               775            3.97
--------------------------------------------------------------------
800-850                       1.41               825            1.41
--------------------------------------------------------------------
850-900                       3.50               875            3.50
--------------------------------------------------------------------
900-950                       4.71               925            4.71
--------------------------------------------------------------------
950-1000                     13.41               975            7.18
--------------------------------------------------------------------
1000-                         3.77
--------------------------------------------------------------------
                                            613.9938              80




--------------------------------------------------------------------
GWAC                             %            WA Size          %AGE
--------------------------------------------------------------------
4.251-4.5                     0.95
--------------------------------------------------------------------
4.501-4.75                    3.31
--------------------------------------------------------------------
4.751-5                      66.45             4.875           60.71
--------------------------------------------------------------------
5.01-5.25                    29.29             5.125           19.29
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------
                                            4.935281              80


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.